Financial Instruments and Risk Management (Details) - Schedule of carrying amount of financial assets represents the maximum credit exposure - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule of Carrying Amount of Financial Assets Represents the Maximum Credit Exposure [Abstract]
Cash and Cash Equivalents	$ 295	$ 6,034
Restricted deposit	142	163
Trade receivables	593	507
Loan to major shareholder, net	230
Total	$ 1,260	$ 6,704